Exhibit 99.1

News Release

3333 West Good Hope Rd. • Milwaukee, Wisconsin 53209

IMMEDIATE RELEASE

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter

•
Gross margin for the quarter was 16.7% compared with 13.0% in prior year period;
fiscal 2025 gross margin was 15.0%, a 280 basis point improvement year-over-year on sales of $565.1 million
•
Cash from operations was $30.2 million in fiscal 2025 fourth quarter and $71.7 million for the full year
•
Further strengthened already healthy balance sheet by reducing debt by $5 million; $84.6 million in cash enables continued investment in transformation efforts and provides safeguard against near term market tempering
•
Net income attributable to Strattec for the fourth quarter fiscal 2025 was $8.3 million, or $2.01 per diluted share; adjusted EBITDA1 was $13.0 million, or 8.5% of sales
•
Net income attributable to Strattec for fiscal 2025 was $18.7 million, or $4.58 per diluted share, compared with $16.3 million, or $4.07 per diluted share in the prior year

MILWAUKEE, WI, August 14, 2025 – Strattec Security Corporation (Nasdaq: STRT) (“Company” or “Strattec”), a leading provider of smart vehicle access, security and authorization solutions for the global automotive industry, reported financial results for its fourth quarter of fiscal year 2025, which ended June 29, 2025.

Jennifer Slater, President and CEO of Strattec, said, “Fiscal 2025 has been a year of significant change and advancement for Strattec. We delivered measurably improved results with stronger margins and cash flow. We executed over $8 million in new annualized pricing, restructured our operations to take out $5 million in costs and drove significant improvement in our working capital velocity and cash flow focus. We also initiated actions to mitigate the impact of incremental tariffs, which are now estimated to be a
$5 million to $7 million increase in costs prior to mitigation efforts. This first year as CEO of Strattec has been very busy and challenging, but the advancements we are making are the result of the dedication and contribution of every member of the team. While still early in our business transformation, I am encouraged by the progress we have made over the last twelve months.”

“Looking forward, we are excited about our longer-term future but recognize in the near term we face market uncertainty. North American automotive production estimates have recently been revised downward, coupled with a lull in the launch cycle of new vehicles by our key customers. In the near term, we will continue to stabilize our business operations, deepen and expand our customer relationships, enhance our product roadmaps and improve our competitive position, as we transform Strattec to be a more dynamic and innovative enterprise,” she concluded.

1 Refer to “Use of Non-GAAP Financial Metrics and Additional Financial Information” as well as accompanying reconciliations to GAAP

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

FY 2025 Fourth Quarter Financial Summary
(compared with prior-year period, except where otherwise noted)

Net sales were $152.0 million, an increase of $9.0 million, or 6.3%. Sales growth was driven by
$3.7 million of additional pricing, $4.1 million of sales related to higher demand, $1.2 million in net new program launches and favorable sales mix.

Gross profit increased $6.8 million to $25.4 million, while gross margin expanded 370 basis points. The improvement was due in part to $3.0 million, or 210 basis points, of favorable foreign currency exchange, $1.3 million in restructuring savings, as well as improved pricing and the contribution from higher volume. This more than offset the $1.6 million net impact of tariffs and $1.1 million higher labor costs in Mexico. Tariff recovery will tend to lag the expense.

Selling, administrative and engineering (“SAE”) expenses increased $8.0 million to $16.9 million compared with $8.9 million in the prior-year period. SAE expenses in the prior-year fourth quarter included a $4.7 million benefit related to one-time engineering (“ED&D”) recovery. Higher SAE expenses include higher professional fees and additional performance compensation of $2.2 million, as well as business transformation costs and investments in talent.

Interest income grew $0.5 million on higher cash balances, while other income was down $0.8 million as a result of changes in foreign currency exchange rates.

Net income attributable to Strattec was $8.3 million, or $2.01 per diluted share, compared with
$9.6 million, or $2.39 per diluted share, in the prior-year period. On an adjusted basis, net income attributable to Strattec1 was $8.5 million and adjusted diluted earnings per share1 was $2.06. Adjusted EBITDA1 for the quarter was $13.0 million compared with $13.8 million in the prior-year period. Expanded gross margin on higher sales mostly offset the ED&D benefit to SAE in the fourth quarter of fiscal 2024. Adjusted EBITDA margin of 8.5%, compared with 9.6% in the fiscal 2024 fourth quarter.

Balance Sheet and Liquidity

Increased cash earnings and improved working capital management delivered $30.2 million in cash from operations in the fourth quarter of fiscal 2025, compared with $19.5 million in the prior-year period. Cash from operations for fiscal 2025 was $71.7 million.

At June 29, 2025, the Company had $84.6 million in cash and cash equivalents, up $22.5 million from the end of the third quarter of fiscal 2025. The Company had no borrowings outstanding under its $40 million revolving credit agreement. Borrowings under the joint venture’s $20 million revolving credit agreement were $8.0 million, down from $13.0 million at the end of the third quarter fiscal 2025 and 2024’s fiscal year end.

Fourth Quarter Fiscal Year 2025 Webcast and Conference Call

The Company will host a conference call and webcast tomorrow, Friday, August 15, 2025, at 9:00 am Eastern Time to review the financial and operating results for the period ended June 29, 2025, and provide an update on its transformation progress. A question-and-answer session will follow.

You can access the call by phoning (201) 689-8470 or find the webcast and accompanying slide presentation at investors.strattec.com.

1 Refer to “Use of Non-GAAP Financial Metrics and Additional Financial Information” as well as accompanying reconciliations to GAAP

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

A telephonic replay will be available from 12:00 p.m. ET on the day of the call through Friday,
August 29, 2025. To listen to the archived call, dial +1 (412) 317-6671 and enter replay PIN 13754276.

The webcast replay will be available on the Investor Relations section of the Company’s website investors.strattec.com, where a transcript will be posted once available.

About Strattec
Strattec is a leading global provider of advanced automotive access, security & authorization solutions for leading vehicle manufacturers, primarily in the U.S. With a history spanning over 110 years, Strattec has consistently been at the forefront of innovation in vehicle security, transitioning from mechanical to integrated electro-mechanical systems. Its highly-engineered products include power access solutions, latches, vehicle start systems, keys, fobs & accessories, locks & locksets, door handles and other access products. Power access solutions provide the motion control for power liftgates, sliding power doors and power tailgates. For more information on Strattec and its solutions, visit www.strattec.com.

Safe Harbor Statement
Certain statements contained in this release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.” Such forward-looking statements are inherently subject to many uncertainties in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, changes in warranty provisions and customer product recall policies, work stoppages at the Company or at the location of its key customers as a result of labor disputes, foreign currency fluctuations, uncertainties stemming from U.S. trade policies, tariffs and reactions to the same from foreign countries, matters adversely impacting the timing and availability of component parts and raw materials needed for the production of the Company’s products and the products of its customers and fluctuations in costs of operation. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this release. In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Metrics and Additional Financial Information
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Strattec provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. Strattec’s management uses these measures to make strategic decisions, establish budget plans and forecasts, identify trends affecting Strattec’s business, and evaluate performance. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, will help investors evaluate Strattec’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Contact:

Deborah K. Pawlowski, IRC
Alliance Advisors IR
Phone: 716-843-3908
Email: dpawlowski@allianceadvisors.com

FINANCIAL TABLES FOLLOW

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

STRATTEC SECURITY CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended		Years Ended
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
Net sales	$152,013	$143,055	$565,066	$537,766
Cost of goods sold	126,613	124,488	480,489	472,298
Gross profit	25,400	18,567	84,577	65,468
Gross margin	16.7%	13.0%	15.0%	12.2%
Selling, administrative and engineering expenses	16,898	8,876	61,793	47,654
Income from operations	8,502	9,691	22,784	17,814
Operating margin	5.6%	6.8%	4.0%	3.3%
Interest income	753	235	2,039	572
Interest expense	(212)	(239)	(1,007)	(900)
Other income (expense), net	1,189	1,958	820	2,717
Income before provision for income taxes and non-controlling interest	10,232	11,645	24,636	20,203
Provision for income taxes	2,170	1,578	5,717	3,775
Net income	8,062	10,067	18,919	16,428
Net income (loss) attributable to non-controlling interest	(205)	447	234	115
Net income attributable to Strattec	$8,267	$9,620	$18,685	$16,313

Earnings per share attributable to Strattec
Basic	$2.05	$2.41	$4.64	$4.10
Diluted	$2.01	$2.39	$4.58	$4.07

Weighted Average shares outstanding:
Basic	4,039	3,988	4,030	3,975
Diluted	4,105	4,027	4,076	4,004

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

STRATTEC SECURITY CORPORATION
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands, except share amounts)

	June 29, 2025	June 30, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$84,579	$25,410
Receivables, net	102,061	99,297
Inventories, net	64,701	81,649
Pre-production costs	8,657	22,173
Value-added tax recoverable	19,389	19,684
Income tax recoverable	2,465	319
Other current assets	8,211	5,282
Total current assets	290,063	253,814
Noncurrent Assets:
Property, plant and equipment, net	77,410	86,184
Deferred income taxes	19,531	17,593
Other long-term assets	4,450	6,698
Total Assets	$391,454	$364,289
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$65,824	$54,911
Accrued payroll and benefits	22,956	28,953
Value-added tax payable	11,933	9,970
Income tax payable	88	5,103
Warranty reserve	8,900	10,695
Other current liabilities	9,649	8,656
Total current liabilities	119,350	118,288
Noncurrent Liabilities:
Borrowings under credit facilities	8,000	13,000
Post-employment benefits	13,325	2,429
Other noncurrent liabilities	4,348	4,957
Total Liabilities	145,023	138,674
Shareholders’ Equity:
Common stock, authorized 18,000,000 shares, $.01 par value, 7,635,883 issued shares at June 29, 2025 and 7,586,920 issued shares at June 30, 2024	76	76
Capital in excess of par value	103,784	101,024
Retained earnings	269,297	250,612
Accumulated other comprehensive loss	(16,113)	(15,689)
Less: treasury stock, at cost (3,596,549 shares at June 29, 2025 and 3,598,126 shares at June 30, 2024)	(135,452)	(135,478)
Total Strattec shareholders’ equity	221,592	200,545
Non-controlling interest	24,839	25,070
Total Shareholders' Equity	246,431	225,615
Total Liabilities and Shareholders' Equity	$391,454	$364,289

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

STRATTEC SECURITY CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Three Months Ended		Years Ended
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
OPERATING ACTIVITIES:
Net income	$8,062	$10,067	$18,919	$16,428
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,812	3,773	14,764	16,547
Foreign currency transaction loss (gain)	1,643	(2,279)	591	(2,153)
Deferred income taxes	(1,890)	(4,711)	(1,890)	(4,711)
Stock-based compensation expense	886	243	2,725	1,467
Unrealized (gain) loss on peso forward contracts	(2,545)	604	(2,314)	—
Change in operating assets and liabilities
Receivables	7,152	(1,849)	(3,085)	(9,356)
Inventories	10,890	(3,037)	16,948	(4,052)
Other assets	6,033	3,336	12,027	(13,562)
Accounts payable	(6,056)	4,086	10,674	(3,016)
Accrued liabilities	1,918	9,007	970	13,754
Other, net	271	248	1,348	919
Net cash provided by operating activities	30,176	19,488	71,677	12,265
INVESTING ACTIVITIES:
Proceeds from sale of interest in joint ventures	—	—	—	2,000
Purchase of property, plant and equipment	(2,996)	(3,723)	(7,156)	(9,788)
Net cash used in investing activities	(2,996)	(3,723)	(7,156)	(7,788)
FINANCING ACTIVITIES:
Borrowings under credit facilities	—	—	3,000	2,000
Repayment of borrowings under credit facilities	(5,000)	—	(8,000)	(2,000)
Employee stock purchases	17	17	61	72
Net cash (used in) provided by financing activities	(4,983)	17	(4,939)	72
Foreign currency impact on cash	276	34	(413)	290
NET INCREASE IN CASH AND CASH EQUIVALENTS	22,473	15,816	59,169	4,839

CASH AND CASH EQUIVALENTS
Beginning of period	62,106	9,594	25,410	20,571
End of period	$84,579	$25,410	$84,579	$25,410
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$5,039	$624	$14,174	$3,801
Interest	$276	$229	$1,007	$888
Non-cash investing activities:
Change in capital expenditures in accounts payable	$(1,148)	$435	$(422)	$171

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

STRATTEC SECURITY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)

	Fiscal 2024					Fiscal 2025
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
ADJUSTED NET SALES:
Net Sales (GAAP)	135,406	118,532	140,773	143,055	$537,766	139,052	129,919	144,082	152,013	$565,066
Adjustments:								-
Retroactive FY23 one-time pricing recovery	(7,950)	(1,551)	(397)	175	(9,723)	-	-	-	-	-
Adjusted Sales (Non-GAAP)	127,456	116,981	140,376	143,230	528,043	139,052	129,919	144,082	152,013	565,066

ADJUSTED EBITDA:
Net income attributable to Strattec (GAAP)	$4,165	$1,022	$1,506	$9,620	$16,313	$3,703	$1,319	$5,396	$8,267	$18,685
Net income (loss) attributable to non-controlling interest	290	(242)	(380)	447	115	45	79	315	(205)	234
Provision for income tax	1,387	264	546	1,578	3,775	1,498	405	1,644	2,170	5,717
Other (income) expense, net	131	(1,098)	208	(1,958)	(2,717)	(129)	482	16	(1,189)	(820)
Investment and interest income	(87)	(107)	(143)	(235)	(572)	(349)	(408)	(529)	(753)	(2,039)
Interest expense	220	219	222	239	900	295	257	243	212	1,007
Income from operations	6,106	58	1,959	9,691	17,814	5,063	2,134	7,085	8,502	22,784

Adjustments:
Depreciation	4,385	4,330	4,059	3,773	$16,547	3,662	3,544	3,746	3,812	$14,764
Non-cash stock-based compensation	505	479	240	243	1,467	188	891	760	887	2,726
Restructuring and similar charges	-	-	-	-	-	-	265	809	(676)	398
Retroactive FY23 one-time pricing recovery, net	(7,078)	(641)	(298)	24	(7,993)	-	-	-	-	-
Executive transition costs	-	774	211	73	1,058	941	921	214	(17)	2,058
Business transformation costs	-	-	-	-	-	74	215	259	479	1,027
	(2,188)	4,942	4,212	4,113	11,079	4,865	5,836	5,788	4,485	20,974
Adjusted EBITDA (Non-GAAP)	$3,918	$5,000	$6,171	$13,804	$28,893	$9,928	$7,970	$12,873	$12,987	$43,758

Adjusted EBITDA as a % of Adjusted Net Sales	3.1%	4.3%	4.4%	9.6%	5.5%	7.1%	6.1%	8.9%	8.5%	7.7%

ADJUSTED NET INCOME AND EARNINGS/(LOSS) PER SHARE:

Strattec Expands Gross Margin in Fiscal 2025 Fourth Quarter
August 14, 2025

Net income attributable to Strattec (GAAP)	$4,165	$1,022	$1,506	$9,620	$16,313	$3,703	$1,319	$5,396	$8,267	$18,685
Adjustments:
Restructuring and similar charges	265	3	-	63	331	-	265	809	(676)	398
Retroactive FY23 one-time pricing recovery, net	(7,078)	(641)	(298)	24	(7,993)	-	-	-	-	-
Executive transition costs	-	973	211	73	1,257	1,224	1,225	214	115	2,778
Business transformation costs	-	-	-	-	-	74	215	259	479	1,027
Non-controlling interest impact on above adjustments	1,014	181	55	22	1,272	-	-	(160)	160	-
Tax effect on above adjustments	1,305	(116)	7	(41)	1,155	(292)	(384)	(376)	107	(945)
	(4,494)	400	(25)	141	(3,978)	1,006	1,321	746	185	3,258
Adjusted Net Income/(Loss) attributable to Strattec (Non-GAAP)	$(329)	$1,422	$1,481	$9,761	$12,335	$4,709	$2,640	$6,142	$8,452	$21,943

Weighted Average Basic Shares Outstanding	3,948	3,976	3,988	3,988	3,975	4,005	4,035	4,039	4,039	4,030
Weighted Average Diluted Shares Outstanding	3,974	3,998	4,017	4,027	4,004	4,046	4,070	4,085	4,105	4,076

Diluted earnings per share (GAAP)	$1.05	$0.26	$0.37	$2.39	$4.07	$0.92	$0.32	$1.32	$2.01	$4.58
Adjusted dilutive earnings/(loss) per share (Non-GAAP)	$(0.08)	$0.36	$0.37	$2.42	$3.08	$1.16	$0.65	$1.50	$2.06	$5.38